Exhibit 99.1

333 West Wacker Drive
Chicago IL 60606
Tel: +1 312 897-4000

Contact	Matt Schuler	Date	February 6, 2019
Telephone	+1 312 897 4192	Email	matt.schuler@lasalle.com

JLL Income Property Trust
Announces Tax Treatment of 2018 Distributions

Chicago (February 6, 2019) - JLL Income Property Trust, an institutionally managed, daily valued perpetual life REIT (NASDAQ: ZIPTAX; ZIPTMX; ZIPIAX; ZIPIMX), today announced the income tax treatment of its 2018 dividends. For the tax year ended December 31, 2018, dividend tax reporting will show 0.08% ordinary dividend (box 1a and 5) and 99.92% will qualify as non-dividend distribution or return of capital (box 3).
“Investment performance is the most important measure of our success and for 2018 we are pleased to report net of fee returns between 7.4% to 8.3%, depending upon the stockholders’ share class. We also strive to maximize the tax efficiency of our investments, and for the seventh year in a row, we delivered highly tax efficient distributions to our stockholders,” said Allan Swaringen, President and CEO of JLL Income Property Trust. “Our primary investment objectives remain durability of dividend distributions and preservation of invested capital, however we also strive to be a source of longer-term tax-advantaged income for stockholders. Additionally, the recent Tax Cuts and Jobs Act provides substantial tax savings to investors that own REIT shares directly making an investment in our program even more compelling for investors.”
The table below summarizes the income tax treatment of distributions paid to Class A stockholders during the year ended December 31, 2018:

Record Date	Payment Date	Net Distribution per share (1)	Ordinary Income		Capital Gain Income		Return of Capital		Section 199A Dividends (2)
12/28/2017	2/1/2018	$0.09615	$0.00008	0.08%	$—	—%	$0.09607	99.92%	$0.00008
3/28/2018	5/1/2018	0.10170	0.00008	0.08	—	—	0.10162	99.92	0.00008
6/28/2018	8/1/2018	0.10687	0.00008	0.08	—	—	0.10678	99.92	0.00009
9/27/2018	11/1/2018	0.10673	0.00008	0.08	—	—	0.10664	99.92	0.00009
Total		$0.41145	$0.00034	0.08%	$—	—%	$0.41111	99.92%	$0.00034

(1)	Distributions per share are net of dealer manager fees of 1.05% of NAV prior to April 1, 2018 and 0.85% after April 1, 2018.

(2)	Section 199A dividends represent distributions subject to the 20% reduced tax rate allowed for qualified real estate investment trust (REIT) dividends.
The table below summarizes the income tax treatment of distributions paid to Class M stockholders during the year ended December 31, 2018:

Record Date	Payment Date	Net Distribution per share (1)	Ordinary Income		Capital Gain Income		Return of Capital		Section 199A Dividends (2)
12/28/2017	2/1/2018	$0.11655	$0.00009	0.08%	$—	—%	$0.11646	99.92%	$0.00009
3/28/2018	5/1/2018	0.12175	0.00010	0.08	—	—	0.12165	99.92	0.00010
6/28/2018	8/1/2018	0.12159	0.00010	0.08	—	—	0.12149	99.92	0.00010
9/27/2018	11/1/2018	0.12149	0.00010	0.08	—	—	0.12139	99.92	0.00010
Total		$0.48138	$0.00039	0.08%	$—	—%	$0.48099	99.92%	$0.00039

(1)	Distributions per share are net of dealer manager fees of 0.30% of NAV.

(2)	Section 199A dividends represent distributions subject to the 20% reduced tax rate allowed for qualified real estate investment trust (REIT) dividends.
The table below summarizes the income tax treatment of distributions paid to Class A-I stockholders during the year ended December 31, 2018:

Record Date	Payment Date	Net Distribution per share (1)	Ordinary Income		Capital Gain Income		Return of Capital		Section 199A Dividends (2)
12/28/2017	2/1/2018	$0.11643	$0.00009	0.08%	$—	—%	$0.11634	99.92%	$0.00009
3/28/2018	5/1/2018	0.12168	0.00010	0.08	—	—	0.12158	99.92	0.00010
6/28/2018	8/1/2018	0.12163	0.00010	0.08	—	—	0.12153	99.92	0.00010
9/27/2018	11/1/2018	0.12155	0.00010	0.08	—	—	0.12145	99.92	0.00010
Total		$0.48129	$0.00039	0.08%	$—	—%	$0.48090	99.92%	$0.00039

(1)	Distributions per share are net of dealer manager fees of 0.30% of NAV.

(2)	Section 199A dividends represent distributions subject to the 20% reduced tax rate allowed for qualified real estate investment trust (REIT) dividends.
The table below summarizes the income tax treatment of distributions paid to Class M-I stockholders during the year ended December 31, 2018:

Record Date	Payment Date	Net Distribution per share (1)	Ordinary Income		Capital Gain Income		Return of Capital		Section 199A Dividends (2)
12/28/2017	2/1/2018	$0.12364	$0.00010	0.08%	$—	—%	$0.12354	99.92%	$0.00010
3/28/2018	5/1/2018	0.12867	0.00010	0.08	—	—	0.12857	99.92	0.00010
6/28/2018	8/1/2018	0.13000	0.00010	0.08	—	—	0.12990	99.92	0.00010
9/27/2018	11/1/2018	0.13000	0.00010	0.08	—	—	0.12990	99.92	0.00010
Total		$0.51231	$0.00040	0.08%	$—	—%	$0.51191	99.92%	$0.00040

(1)	Distributions per share are net of dealer manager fees of 0.05% of NAV prior to April 1, 2018. No dealer manager fees apply after April 1, 2018.

(2)	Section 199A dividends represent distributions subject to the 20% reduced tax rate allowed for qualified real estate investment trust (REIT) dividends.

The table below summarizes the income tax treatment of distributions paid to Class D stockholders during the year ended December 31, 2018:

Record Date	Payment Date	Net Distribution per share (1)	Ordinary Income		Capital Gain Income		Return of Capital		Section 199A Dividends (2)
12/28/2017	2/1/2018	$0.12500	$0.00010	0.08%	$—	—%	$0.12490	99.92%	$0.00010
3/28/2018	5/1/2018	0.13000	0.00010	0.08	—	—	0.12990	99.92	0.00010
6/28/2018	8/1/2018	0.13000	0.00010	0.08	—	—	0.12990	99.92	0.00010
9/27/2018	11/1/2018	0.13000	0.00010	0.08	—	—	0.12990	99.92	0.00010
Total		$0.51500	$0.00040	0.08%	$—	—%	$0.51460	99.92%	$0.00040

(2)	Section 199A dividends represent distributions subject to the 20% reduced tax rate allowed for qualified real estate investment trust (REIT) dividends.

The dollar amount reported on each investor's respective 1099-DIV will depend on the total amount of distributions received throughout the year which can be affected by the share class held and the length of time the shares were owned. The distribution declared on November 8, 2018, payable on or around February 1, 2019, will be a 2019 tax event and is not reflected in the 2018 tax allocation.
This release is based on the preliminary results of work on the Company's tax filings and may be subject to adjustment. The income tax allocation for the distributions discussed above has been calculated using the best available information as of the date of the release. The Company is releasing information at this time to aid those required to distribute Forms 1099 on the Company's distributions. Tax treatment of distributions is dependent on a number of factors and there is no guarantee that future distributions will qualify as a non-dividend distribution or return of capital.
JLL Income Property Trust is an institutionally managed, daily NAV REIT that gives investors access to a growing portfolio of commercial real estate investments selected by an institutional investment management team and sponsored by one of the world’s leading real estate services firms.
For more information on JLL Income Property Trust, please visit our website at www.jllipt.com.
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About JLL Income Property Trust (NASDAQ: ZIPTAX; ZIPTMX; ZIPIAX; ZIPIMX),
Jones Lang LaSalle Income Property Trust, Inc. is a daily NAV REIT that owns and manages a diversified portfolio of high quality, income-producing apartment, industrial, office and retail properties located in the United States. JLL Income Property Trust expects to further diversify its real estate portfolio over time, including on a global basis. For more information, visit www.jllipt.com.

About LaSalle Investment Management
LaSalle Investment Management, Inc., a member of the JLL group and advisor to JLL Income Property Trust, is one of the world’s leading global real estate investment managers with nearly 700 employees in 17 countries worldwide and approximately $60 billion of assets under management of private and public property equity and debt investments. LaSalle’s diverse client base includes public and private pension funds, insurance companies, governments, endowments and private individuals from across the globe. For more information, visit www.lasalle.com.

Forward Looking Statements and Future Results
This press release may contain forward-looking statements with respect to JLL Income Property Trust. Forward-looking statements are statements that are not descriptions of historical facts and include statements regarding management’s intentions, beliefs, expectations, research, market analysis, plans or predictions of the future. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. Past performance is not indicative of future results.